Net income per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Net income per share
18. Net income per share
Diluted net income per share excludes all dilutive potential shares if their effect is anti-dilutive as well as all potential shares for which performance conditions have not yet been met as of the reporting date. For the year ended December 31, 2022 and 2021, anti-dilutive stock options, RSUs and PSUs were excluded from the calculation of diluted net income per share because the effect was anti-dilutive.

	Years ended December 31
	2022	2021
	$	$
Net income attributable to common shareholders of the Company (basic and diluted)	56,732	102,293
Weighted average number of common shares outstanding – basic	141,555,788	139,729,116
Effect of dilutive securities	3,047,697	4,712,386
Weighted average number of common shares outstanding – diluted	144,603,485	144,441,502
Net income per share attributable to common shareholders of the Company:
Basic	0.40	0.73
Diluted	0.39	0.71